UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 23, 2024

SIGNET JEWELERS LIMITED
(Exact name of registrant as specified in its charter)

 Commission File Number: 1-32349

Bermuda	Not Applicable
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

Clarendon House
2 Church Street
Hamilton
HM11
Bermuda
(Address of principal executive offices, including zip code)

 (441) 296 5872
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares of $0.18 each	SIG	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02     Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On February 23, 2024, the Board of Directors (the “Board”) of Signet Jewelers Limited (“Signet” or the “Company”) appointed Ms. Sandra Cochran to the Board, effective February 27, 2024. The Board also appointed Ms. Cochran to its Human Capital Management & Compensation Committee, having determined that she satisfies all applicable requirements to serve on such committee.

The Board considered the independence of Ms. Cochran under the New York Stock Exchange (the “NYSE”) listing standards and Signet’s Corporate Governance Guidelines and concluded that she is an independent director under the applicable NYSE listing standards and Signet’s Corporate Governance Guidelines.

Ms. Cochran is entitled to compensation and indemnification consistent with the compensation and indemnification provided to other members of the Board. Compensation includes any fees and equity awards, and reimbursement for reasonable, out-of-pocket and documented expenses incurred in attending meetings of the Board and its committees. The full description of the Company’s director compensation arrangements and director indemnification agreement is incorporated by reference to the Company’s most recent definitive proxy statement on Schedule 14A filed with the Securities and Exchange Commission on May 4, 2023.

Ms. Cochran, 65, served as Executive Chair of Cracker Barrel Old Country Store, Inc., a publicly traded restaurant and retail concept, from November 2023 through February 22, 2024. Prior to her role as Executive Chair, she served in positions of increasing responsibility at Cracker Barrel, including service as President and Chief Executive Officer and a director from September 2011 to October 2023, President and Chief Operating Officer from November 2010 to September 2011, and Executive Vice President and Chief Financial Officer from April 2009 until November 2010. Prior to joining Cracker Barrel, she served in multiple executive leadership roles at Books-A-Million, Inc., a publicly traded book retailer, including as Chief Executive Officer from February 2004 to April 2009, President from August 1999 to February 2004, and Chief Financial Officer from September 1993 to August 1999. Ms. Cochran currently serves on the Board of Lowe's Companies, Inc., a publicly traded leading home improvement retailer, since 2016. She previously served on the Board of Cracker Barrel from September 2011 to February 22, 2024, and Dollar General Corporation, a publicly traded variety store company, from 2012 to May 2020.

There are no transactions between Ms. Cochran and the Company that would be reportable under Item 404(a) of Regulation S-K.

A copy of the press release announcing the appointment is included with this Current Report on Form 8-K as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01     Financial Statements and Exhibits

(d)    Exhibits

Exhibit Number	Description of Exhibit
99.1	Press release of Signet Jewelers Limited, dated February 28, 2024

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SIGNET JEWELERS LIMITED

Date:	February 28, 2024	By:	/s/ Joan M. Hilson
		Name:	Joan M. Hilson
		Title:	Chief Financial, Strategy & Services Officer